Goodwill and Intangible Assets, Net	6 Months Ended
Jun. 30, 2014
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets, Net
Goodwill and Intangible Assets, Net

Goodwill

Goodwill is calculated as the excess of purchase price over the net fair value of assets acquired. The Company performs an annual impairment analysis to identify potential goodwill impairment and measures the amount of a goodwill impairment loss to be recognized. This annual test is performed during the fourth quarter of each year, or more frequently, if events or circumstances change in a way that requires the Company to perform the impairment analysis on an interim basis. Goodwill impairment testing requires an evaluation of the estimated fair value of each reporting unit to its carrying value, including goodwill. An impairment charge is recorded if the estimated fair value is less than the carrying amount of the reporting unit.

Intangible Assets

Intangible assets consist of finite and indefinite life assets. Finite life intangible assets include customer and producer relationships and trademarks. Insurance company licenses are considered indefinite life intangible assets subject to annual impairment testing.

The composition of goodwill and intangible assets at June 30, 2014 and December 31, 2013 consisted of the following:

June 30, 2014	Gross Balance	Accumulated Amortization	Net Value	Useful Life
Trademarks	$5,900	$5,247	$653	5 years
Loss reserve discount	12,451	11,906	545	7 years
Agent relationships	31,926	7,560	24,366	11 - 17 years
Affinity partners	800	326	474	11 years
Operating lease	3,508	3,317	191	4.6 years
Non-compete	2,500	2,167	333	5 years
State licenses	58,015	—	58,015	indefinite life
Goodwill	96,631	—	96,631	indefinite life
Total	$211,731	$30,523	$181,208

December 31, 2013	Gross Balance	Accumulated Amortization	Net Value	Useful Life
Trademarks	$5,900	$4,757	$1,143	5 years
Loss reserve discount	12,451	11,672	779	7 years
Agent relationships	31,850	3,591	28,259	11 - 17 years
Affinity partners	800	289	511	11 years
Operating lease	3,508	2,934	574	4.6 years
Non-compete	2,500	1,917	583	5 years
State licenses	54,715	—	54,715	indefinite life
Goodwill	70,351	—	70,351	indefinite life
Total	$182,075	$25,160	$156,915

Goodwill and intangible assets are subject to annual impairment testing or on an interim basis whenever events or changes in circumstances indicate that the carrying value of a reporting unit may not be recoverable. No goodwill impairment was recorded during the six months ended June 30, 2014 and 2013. As of June 30, 2014, approximately $41,700 of the Company's goodwill balance was related to the Company's Luxembourg reinsurer subsidiaries.

Finite-lived intangible assets are amortized under the straight-line method, except for loss reserve discounts, which the Company amortizes using an accelerated method, which approximates underlying claim payments. The Company also uses the accelerated method of amortization for Affinity Partners and Agents’ Relationships based on the estimated attrition of those relationships. For the three and six months ended June 30, 2014, the Company amortized approximately $2,740 and $5,952, respectively, related to its intangible assets with a finite life, which includes an impairment charge of $736 related to certain agent relationship intangible assets. For the three and six months ended June 30, 2013, the Company amortized approximately $1,042 and $2,445, respectively, related to its intangible assets with a finite life. The estimated aggregate amortization expense for each of the next five years is:

Year ending
2014	$1,810
2015	3,259
2016	2,915
2017	2,655
2018 and thereafter	15,923
$26,562